Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 2000-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2000-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation


                           SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                     CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) December 26, 2001


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                    (Depositor)
                    (Exact name of registrant as specified in its charter)


                                    on behalf of


                          BCMSC Trust Series 2000-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                             Page 1 of 9
                   Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 2000-A on December 17, 2001 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on December 17, 2001 on the Series 2000-A Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                  Robert Gillespie
                                  Title: President

Dated: December 26, 2001

I.  ORIGINAL DEAL PARAMETERS

    (A)Initial Pool Principal Balance                                                      $ 416,788,877.53
    (B)Initial Certificates Principal Balance                                              $ 401,190,000.00
       (i)  Initial Class A-1 Certificate Principal Balance     $ 85,000,000.00
                              Certificate Amount Percentage                                      20.39%
                              Certificate Pass-through Rate                                       2.24%
       (ii) Initial Class A-2 Certificate Principal Balance     $ 76,000,000.00
                              Certificate Amount Percentage                                      18.23%
                              Certificate Pass-through Rate                                       7.58%
       (iii)Initial Class A-3 Certificate Principal Balance     $ 50,000,000.00
                              Certificate Amount Percentage                                      12.00%
                              Certificate Pass-through Rate                                       7.83%
       (iv) Initial Class A-4 Certificate Principal Balance     $ 74,531,000.00
                              Certificate Amount Percentage                                      17.88%
                              Certificate Pass-through Rate                                       8.29%
       (v)  Initial Class A-5 Certificate Principal Balance     $ 25,000,000.00
                              Certificate Amount Percentage                                       6.00%
                              Certificate Pass-through Rate                                       8.32%
       (vi) Initial Class M-1 Certificate Principal Balance     $ 29,178,000.00
                              Certificate Amount Percentage                                       7.00%
                              Certificate Pass-through Rate                                       8.51%
       (vii)Initial Class M-2 Certificate Principal Balance     $ 20,841,000.00
                              Certificate Amount Percentage                                       5.00%
                              Certificate Pass-through Rate                                       9.00%
       (viiiInitial Class B-1 Certificate Principal Balance     $ 18,757,000.00
                              Certificate Amount Percentage                                       4.50%
                              Certificate Pass-through Rate                                       9.00%
       (ix) Initial Class B-2 Certificate Principal Balance     $ 21,883,000.00
                              Certificate Amount Percentage                                       5.25%
                              Certificate Pass-through Rate                                       9.00%

    (C)Initial Weighted Average Coupon (WAC)                                                     10.90%
    (D)Initial Weighted Average Original Maturity (WAOM)                                         325.00 months
    (E)Initial Weighted Average Remaining Maturity (WAM)                                         323.00 months
    (F)Initial Number of Receivables                                                              9,828
    (G)Servicing Fee Rate                                                                         1.00%
    (H)Credit Enhancement
       (i)  Reserve Fund Initial Deposit Percentage                                               0.00%
       (ii) Reserve Fund Target %                                                                 0.00%
       (iii)Target Overcollateralization Percentage Prior to Crossover Date                       5.25%
       (iv) Target Overcollateralization Percentage After Crossover Date                          9.19%
       (v)  Target Overcollateralization Floor                                                    1.25%
       (vi) Target Credit Enhancement % Prior to Crossover Date                                   5.25%
       (vii)Target Credit Enhancement % After Crossover Date                                      9.19%
       (viiiTarget Credit Enhancement Floor                                                       1.25%
       (ix) Target Credit Enhancement Amount                                               $21,881,416.07
    (I)Crossover Date Tests
            Earliest Crossover Date                                                            Feb-2005
            Percent of Initial Suboridnation Percentage                                         186.00%
    (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                       0.75%

II. CURRENT PORTFOLIO INFORMATION

    (A)Beginning Pool Schedule Balance                                                     $ 374,128,004.53
    (B)Beginning Pool Factor                                                                 89.764393%
    (C)Ending Pool Schedule Balance                                                        $ 368,654,079.56
    (D)Ending Pool Factor                                                                    88.451036%
    (E)Ending Total Certificate Balance (after Current Distributions)                      $ 348,270,467.62
    (F)Current Overcollateralization Amount (after Current Distributions)                  $20,383,611.94
    (G)Weighted Average Coupon (WAC)                                                             10.89%
    (H)Weighted Average Remaining Maturity (WAM)                                                 304.69 months
    (I)Ending Number of Receivables                                                               8,783


III.COLLECTION CALCULATIONS

    (A)Interest

       (i)  Scheduled Interest Collections during Current Period                           2,642,844.07
       (ii) Paid Ahead Interest Collections applied to Current Period                         56,579.57
       (iii)Net Servicer Advance                                                             612,846.90
       (iv) Liquidation Proceeds Attributable to Interest                                    117,577.20
       (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)    6,242.82
       (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                      -
       (vii)Recoveries on Previously Liquidated Contracts                                             -
                                                                                           -------------
                                                                                           -------------
       (viiiTotal Interest Amount Available for Distribution                               3,436,090.56

    (B)Principal

       (i)  Scheduled Principal Collections                                                  120,660.21
       (ii) Full and Partial Principal Prepayments                                         1,418,471.44
       (iii)Paid Ahead Principal Collections Applied to Current Period                         2,053.63
       (iv) Net Servicer Advance                                                              48,607.07
       (v)  Liquidation Proceeds Attributable to Principal                                 1,146,100.80
       (vi) Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)     725,431.73
       (vii)Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                      0.00
       (viiiOther Principal Amounts                                                                0.00
                                                                                           -------------
                                                                                           -------------
       (ix) Total Principal Amount Available for Distribution                              3,461,324.88


IV. DISTRIBUTION CALCULATIONS

    (A)     Total Interest Available for Distribution                                      3,436,090.56
    (B)     Total Principal Available for Distribution                                     3,461,324.88
    (C)     Reserve Fund Draw Amount Required                                                      0.00
    (D)     Draw on Letter of Credit for Interest Distribution                                 0.00
            Less:
            Monthly Servicing Fee                                                            311,773.34
            Reimbursement to Servicer for Liquidation Expense                                      0.00
            Late Payment Fees, Extension Fees and Other Permitted Fees                             0.00
            Other Permitted Withdrawals from Certificate Account                                   0.00
                                                                                           -------------
                                                                                           -------------
            Available Distribution Amount                                                  6,585,642.10

            Interest Accrual Period                                                                  32 days

            Total Interest Amount Due                                                      2,234,882.36
            Total Interest Distribution Amount                                             2,234,882.36

            Amount Available for Principal Distribution Amount                             4,350,759.75

            Total Principal Amount Available for Distribution                              3,461,324.88
            Principal Loss on Liquidated Assets                                            2,012,600.09
            Principal Distribution Shortfall Carryover Amount                                      0.00
            Overcollaterallization Writedown Amount                                        1,123,165.22
            Overcollaterallization Reduction Amount                                            0.00
            Accelerated Principal Distribution Amount for Current Period                           0.00
                                                                                           -------------
                                                                                           -------------
            Total Principal Amount to be Distributed                                       4,350,759.75

            Draw on Letter of Credit for Principal Distribution                                0.00
            Excess Interest                                                                        0.00
            Reserve Account Deposit                                                            0.00
            Reserve Account Release                                                                0.00
            Class X Distribution Amount                                                            0.00
            Class R Distribution Amount                                                            0.00


V.  SERVICER ADVANCE

    (A)Interest
       (i)       Beginning Advance                                                         10,843,834.92
       (ii)      Monthly Servicer Advance (Reimbursement)                                    612,846.90
                                                                                           -------------
                                                                                           -------------
       (iii)     Ending Advance Balance                                                    11,456,681.82

    (B)Principal
       (i)       Beginning Advance                                                           818,449.01
       (ii)      Monthly Servicer Advance (Reimbursement)                                     48,607.07
                                                                                           -------------
                                                                                           -------------
       (iii)     Ending Advance Balance                                                      867,056.08

    (C)Total Servicer Advance
       (i)       Beginning Advance                                                         11,662,283.93
       (ii)      Monthly Servicer Advance (Reimbursement)                                    661,453.97
                                                                                           -------------
                                                                                           -------------
       (iii)     Ending Advance Balance                                                    12,323,737.90

VI. CREDIT ENHANCEMENT

    (A)Overcollateralization

       (I)  Target Overcollaterallization Amount                                           21,881,416.07
       (ii) Beginning Balance                                                              21,506,777.16
       (iii)Write Down for Certificate Distributions                                       1,123,165.22
       (iv) Overcollaterallization Addition Amount                                                 0.00
       (v)  Overcollaterallization Reduction Amount                                                0.00
       (vi) Ending Balance                                                                 20,383,611.94

    (B)Reserve Fund (if applicable)

       (i)  Required Reserve Fund Balance                                                          0.00
       (ii) Beginning Reserve Fund Balance                                                         0.00
       (iii)Draws for Certificate Distributions                                                    0.00
       (iv) Excess Interest Deposited                                                              0.00
       (v)  Reserve Fund Release                                                                   0.00
       (vi) Ending Reserve Fund Balance                                                            0.00

    (C)Letter of Credit (if applicable)
       (i)  Beginning LC Balance                                                                   0.00
       (ii) Draw on LC for Interest Distribution                                                   0.00
       (iii)Draw on LC for Principal Distribution                                                  0.00
            Ending Balance                                                                         0.00


VII.CERTIFICATE DISTRIBUTIONS

    (A)Senior Certificates - Interest

       (i)  Class A1
                              Pass-Through Rate                                                   2.24%
                              Beginning Carryover Interest                                          $ -
                              Current Interest Accrual                                      $ 72,538.62
                              Current Carryover Interest Accrual                                    $ -
                              Interest Paid                                                 $ 72,538.62
                              Ending Carryover Balance                                              $ -
                              Interest Paid Per $1000                                            $ 0.85

       (ii) Class A2
                              Pass-Through Rate                                                   7.58%
                              Beginning Carryover Interest                                          $ -
                              Current Interest Accrual                                     $ 479,750.00
                              Current Carryover Interest Accrual                                    $ -
                              Interest Paid                                                $ 479,750.00
                              Ending Carryover Balance                                              $ -
                              Interest Paid Per $1000                                            $ 6.31

       (iii)Class A3
                              Pass-Through Rate                                                   7.83%
                              Beginning Carryover Interest                                          $ -
                              Current Interest Accrual                                     $ 326,250.00
                              Current Carryover Interest Accrual                                    $ -
                              Interest Paid                                                $ 326,250.00
                              Ending Carryover Balance                                              $ -
                              Interest Paid Per $1000                                            $ 6.53

       (iv) Class A4
                              Pass-Through Rate                                                   8.29%
                              Beginning Carryover Interest                                          $ -
                              Current Interest Accrual                                     $ 514,884.99
                              Current Carryover Interest Accrual                                    $ -
                              Interest Paid                                                $ 514,884.99
                              Ending Carryover Balance                                              $ -
                              Interest Paid Per $1000                                            $ 6.91

       (v)  Class A5
                              Pass-Through Rate                                                   8.32%
                              Beginning Carryover Interest                                          $ -
                              Current Interest Accrual                                     $ 173,333.33
                              Current Carryover Interest Accrual                                    $ -
                              Interest Paid                                                $ 173,333.33
                              Ending Carryover Balance                                              $ -
                              Interest Paid Per $1000                                            $ 6.93

    (B)Subordinate Certificates - Interest

       (i)  Class M1
                              Pass-Through Rate                                                   8.51%
                              Beginning Carryover Interest                                          $ -
                              Current Interest Accrual                                     $ 207,017.91
                              Current Carryover Interest Accrual                                    $ -
                              Interest Paid                                                $ 207,017.91
                              Ending Carryover Balance                                              $ -
                              Beginning Carryover Writedown Interest                                $ -
                              Current Writedown Interest                                            $ -
                              Current Carryover Writedown Interest Accrual                          $ -
                              Writedown interest Paid                                               $ -
                              Ending Carryover Writedown Interest                                   $ -
                              Interest Paid Per $1000                                            $ 7.10


       (ii) Class M2
                              Pass-Through Rate                                                   9.00%
                              Beginning Carryover Interest                                          $ -
                              Current Interest Accrual                                     $ 156,307.50
                              Current Carryover Interest Accrual                                    $ -
                              Interest Paid                                                $ 156,307.50
                              Ending Carryover Balance                                              $ -
                              Beginning Carryover Writedown Interest                                $ -
                              Current Writedown Interest                                            $ -
                              Current Carryover Writedown Interest Accrual                          $ -
                              Writedown interest Paid                                               $ -
                              Ending Carryover Writedown Interest                                   $ -
                              Interest Paid Per $1000                                            $ 7.50

       (iii)Class B1
                              Pass-Through Rate                                                   9.00%
                              Beginning Carryover Interest                                          $ -
                              Current Interest Accrual                                     $ 140,677.50
                              Current Carryover Interest Accrual                                    $ -
                              Interest Paid                                                $ 140,677.50
                              Ending Carryover Balance                                              $ -
                              Beginning Carryover Writedown Interest                                $ -
                              Current Writedown Interest                                            $ -
                              Current Carryover Writedown Interest Accrual                          $ -
                              Writedown interest Paid                                               $ -
                              Ending Carryover Writedown Interest                                   $ -
                              Interest Paid Per $1000                                            $ 7.50

       (iv) Class B2
                              Pass-Through Rate                                                   9.00%
                              Beginning Carryover Interest                                          $ -
                              Current Interest Accrual                                     $ 164,122.50
                              Current Carryover Interest Accrual                                    $ -
                              Interest Paid                                                $ 164,122.50
                              Ending Carryover Balance                                              $ -
                              Beginning Carryover Writedown Interest                                $ -
                              Current Writedown Interest                                            $ -
                              Current Carryover Writedown Interest Accrual                          $ -
                              Writedown interest Paid                                               $ -
                              Ending Carryover Writedown Interest                                   $ -
                              Interest Paid Per $1000                                            $ 7.50


    (C)Senior Certificates - Principal

       (i)  Class A1
                              Initial Certificate Balance                                  85,000,000.00
                              Initial Certificate Percentage                                     20.39%
                              Beginning Certificate Balance                                x
                              Shortfall Carryover                                                  0.00
                              Current Principal Due                                        36,431,227.37
                              Current Principal Paid                                       4,350,759.75
                              Ending Principal Shortfall                                           0.00
                              Accelerated Principal Distribution                                   0.00
                              Ending Certificate Balance                                   32,080,467.62
                              Ending Pool Factor                                                  9.21%
                              Principal Paid per $1000                                           119.42
                              Total Class Distribution                                     4,350,759.75

       (ii) Class A2
                              Initial Certificate Balance                                  76,000,000.00
                              Initial Certificate Percentage                                     18.23%
                              Beginning Certificate Balance                                76,000,000.00
                              Shortfall Carryover                                                  0.00
                              Current Principal Due                                        76,000,000.00
                              Current Principal Paid                                               0.00
                              Ending Principal Shortfall                                           0.00
                              Accelerated Principal Distribution                                   0.00
                              Ending Certificate Balance                                   76,000,000.00
                              Ending Pool Factor                                                 21.82%
                              Principal Paid per $1000                                             0.00
                              Total Class Distribution                                             0.00

       (iii)Class A3
                              Initial Certificate Balance                                  50,000,000.00
                              Initial Certificate Percentage                                     12.00%
                              Beginning Certificate Balance                                50,000,000.00
                              Shortfall Carryover                                                  0.00
                              Current Principal Due                                        50,000,000.00
                              Current Principal Paid                                               0.00
                              Ending Principal Shortfall                                           0.00
                              Accelerated Principal Distribution                                   0.00
                              Ending Certificate Balance                                   50,000,000.00
                              Ending Pool Factor                                                 14.36%
                              Principal Paid per $1000                                             0.00
                              Total Class Distribution                                             0.00

       (iv) Class A4
                              Initial Certificate Balance                                  74,531,000.00
                              Initial Certificate Percentage                                     17.88%
                              Beginning Certificate Balance                                74,531,000.00
                              Shortfall Carryover                                                  0.00
                              Current Principal Due                                        74,531,000.00
                              Current Principal Paid                                               0.00
                              Ending Principal Shortfall                                           0.00
                              Accelerated Principal Distribution                                   0.00
                              Ending Certificate Balance                                   74,531,000.00
                              Ending Pool Factor                                                 21.40%
                              Principal Paid per $1000                                             0.00
                              Total Class Distribution                                             0.00

       (v)  Class A5
                              Initial Certificate Balance                                  25,000,000.00
                              Initial Certificate Percentage                                      7.00%
                              Beginning Certificate Balance                                25,000,000.00
                              Shortfall Carryover                                                  0.00
                              Current Principal Due                                        25,000,000.00
                              Current Principal Paid                                               0.00
                              Ending Principal Shortfall                                           0.00
                              Accelerated Principal Distribution                                   0.00
                              Ending Certificate Balance                                   25,000,000.00
                              Ending Pool Factor                                                  7.18%
                              Principal Paid per $1000                                             0.00
                              Total Class Distribution                                             0.00


    (D)Subordinate Certificates - Principal

       (i)  Class M1
                              Initial Certificate Balance                                  29,178,000.00
                              Initial Certificate Percentage                                      5.00%
                              Beginning Certificate Balance                                29,178,000.00
                              Shortfall Carryover                                                  0.00
                              Current Principal Due                                        29,178,000.00
                              Current Principal Paid                                               0.00
                              Ending Principal Shortfall                                           0.00
                              Ending Certificate Balance- Excluding Writedowns             29,178,000.00
                              Ending Pool Factor                                                  8.38%
                              Principal Paid per $1000                                             0.00
                              Beginning Outstanding Writedown                                      0.00
                              Current Writedown/Writeup                                            0.00
                              Ending Certificate Balance- Including Writedowns                     0.00
                              Total Class Distribution                                             0.00


       (iii)Class M2
                              Initial Certificate Balance                                  20,841,000.00
                              Initial Certificate Percentage                                      5.00%
                              Beginning Certificate Balance                                20,841,000.00
                              Shortfall Carryover                                                  0.00
                              Current Principal Due                                        20,841,000.00
                              Current Principal Paid                                               0.00
                              Ending Principal Shortfall                                           0.00
                              Ending Certificate Balance- Excluding Writedowns             20,841,000.00
                              Ending Pool Factor                                                  5.98%
                              Principal Paid per $1000                                             0.00
                              Beginning Outstanding Writedown                                      0.00
                              Current Writedown/Writeup                                            0.00
                              Ending Certificate Balance- Including Writedowns                     0.00
                              Total Class Distribution                                             0.00

       (iv) Class B1
                              Initial Certificate Balance                                  18,757,000.00
                              Initial Certificate Percentage                                      4.50%
                              Beginning Certificate Balance                                18,757,000.00
                              Shortfall Carryover                                                  0.00
                              Current Principal Due                                        18,757,000.00
                              Current Principal Paid                                               0.00
                              Ending Principal Shortfall                                           0.00
                              Ending Certificate Balance- Excluding Writedowns             18,757,000.00
                              Ending Pool Factor                                                  5.39%
                              Principal Paid per $1000                                             0.00
                              Beginning Outstanding Writedown                                      0.00
                              Current Writedown/Writeup                                            0.00
                              Ending Certificate Balance- Including Writedowns                     0.00
                              Total Class Distribution                                             0.00

       (iv) Class B2
                              Initial Certificate Balance                                  21,883,000.00
                              Initial Certificate Percentage                                      5.25%
                              Beginning Certificate Balance                                21,883,000.00
                              Shortfall Carryover                                                  0.00
                              Current Principal Due                                        21,883,000.00
                              Current Principal Paid                                               0.00
                              Ending Principal Shortfall                                           0.00
                              Ending Certificate Balance- Excluding Writedowns             21,883,000.00
                              Ending Pool Factor                                                  6.28%
                              Principal Paid per $1000                                             0.00
                              Beginning Outstanding Writedown                                      0.00
                              Current Writedown/Writeup                                            0.00
                              Ending Certificate Balance- Including Writedowns                     0.00
                              Total Class Distribution                                             0.00



    (E)Total Certificate Balances

                                                                  Beg of Period            End of Period
       (i)  Aggregate Balance of Certificates                   $ 352,621,227.37         $ 348,270,467.62
       (ii) Total Certificate Pool Factor                           87.8938227%             86.8093591%


VIIIDELINQUENCY INFORMATION

                                                                     Percent of              Percent of
    Delinquent Receivables at End of Due Period :Scheduled Balance Pool Balance      Units  Total Units
                                                 ----------------- ------------      -----  -----------
       30-59 Days Delinquent                     $ 35,086,404.59          9.52%        823        9.37%
       60-89 Days Delinquent                     $ 21,176,615.50          5.74%        487        5.54%
       90 Days or More Delinquent                $ 51,364,714.47         13.93%      1,236       14.07%
       Homes Repossessed or Foreclosed Upon      $ 23,160,756.40          6.28%        541        6.16%

       Bankruptcy*(included in above delinqueny)  $22,889,261.51          6.21%        522        5.94%

       Extensions granted during period                                                 97
       Rewrites granted during period                                                    0



       * The Bankruptcy units and balances are already included in the above delinquency numbers. This information is provided for reference only.


IX. REPURCHASED CONTRACTS

    (A)Repurchased Contracts -  Breach of Rep or Warranty

       (i)  Beginning Cumulative Repurchased Contracts since cutoff                        $ 493,342.11
       (ii) Number of Contracts repurchased this period                                           14.00
       (iii)Repurchase Price of Contracts this period                                      $ 731,674.55
       (iv) Ending Cumulative Repurchased Contracts since cutoff                           $ 1,225,016.66

    (B)Repurchased Contracts -  Delinquent Loans
       (i)  Beginning Cumulative Repurchased Contracts since cutoff                                 $ -
       (ii) Number of Contracts repurchased this period                                               -
       (iii)Repurchase Price of Contracts this period                                               $ -
       (iv) Ending Cumulative Repurchased Contracts since cutoff                                      -

X.  REPOSSESSION / LOSS INFORMATION
                                                                                Units    Scheduled Balance
            Beginning Repossession Inventory                                     507       $21,428,929.19
            Repossessions Incurred                                               120       $ 4,890,528.10
            Less Repurchase of Delinquent Loans                                    0               $ -
            Less Repossessions Sold                                               86       $ 3,158,700.89
                                                                                 ========================
                                                                                 ========================
            Ending Repossession Inventory                                        541       $23,160,756.40

            Principal Balance of Repossessions Liquidated                                  $ 3,158,700.89
                 Liquidation Proceeds Attributable to Principal                            $ 1,146,100.80
                                                                                           -------------
                                                                                           -------------
                      Principal Loss on Liquidation of Repo                                $ 2,012,600.09
            Reimbursement to Servicer for Liquidation Expense                                       $ -
            Recoveries for Previously Liquidated Contracts                                          $ -
                                                                                           -------------
                                                                                           -------------
            Net Liquidation Loss (Realized Loss)                                           $ 2,012,600.09

       Recoveries
            Liquidation Proceeds Attributable to Interest                                  $ 117,577.20
            Liquidation Proceeds Attributable to Principal                                 $ 1,146,100.80
            Recoveries for Previously Liquidated Contracts                                          $ -
                                                                                           -------------
                                                                                           -------------
            Total Recoveries                                                               $ 1,263,678.00
            Recovery Percentage of Principal Balance of Repossessions Liquidated               40%



XI. TRIGGERS

       Has the Crossover Date Occurred?                                             NO

         Where the Current Distribution Date of                                 12/17/01
         is greater than the Earliest Crossover Date of                      February 28, 2005
                            And
         Subordinated Certificates Beginning Principal Balance of             90,659,000.00
         plus the Current Overcollateralization Amount of                     20,383,611.94
         divided by the Current Beginning Pool Principal Balance of          374,128,004.53
                                                                             ------------
                                                                             ------------
         Equals                                                                 29.68%
                                                                             ------------
                                                                             ------------
                            And is greater than the:
         Subordinated Initital Certificates Percentage of                       14.75%
         multiplied by the
         Percentage (as Percent of Initial Class Subordination Percentage)       175%
                                                                             ------------
                                                                             ------------
         Equals                                                                 25.81%
                                                                             ------------


       Principal Distribution Tests:                            Actual Ratio    Test Ratio    Result
                                                                Over 60 Days Delinquent
                                                                ---------------------------
         Current Mo                                                   25.96%
         1st Preceding Mo                                             24.78%
         2nd Preceding Mo                                             24.36%
         Average 60 Day Delinquency Ratio:                            25.03%    5.50%        FAIL

                                                              Over 30 Days Delinquent
                                                              ---------------------------
         Current Mo                                                   35.48%
         1st Preceding Mo                                             34.57%
         2nd Preceding Mo                                             34.32%
         Average 30 Day Delinquency Ratio:                            34.79%    8.50%        FAIL




                                                                                Net Liquidation Losses
                                                 Ending Pool Bal                (Realized Losses)
                                                 ---------------                -----------
         Current Mo                            368,654,079.56                    2,012,600.09
         1st Preceding Mo                      374,128,004.53                    1,179,465.09
         2nd Preceding Mo                      377,779,286.03                       835,721.24
                                              --------------------------------------------------------
                                              --------------------------------------------------------
                            Total             1,120,561,370.12               4,027,786.42
                                              --------------------------------------------------------
                            Divided by                      3
                                              ----------------
                            Average            373,520,456.71



            Sum of last 3 months of Losses                         4,027,786.42
            Divided by 3 month average of Pool Balance           373,520,456.71
            Annualized  (multiply by 4)                                       4
            Current Realized Loss Ratio:                                  4.31%      3.00%     FAIL



            Beginning Cumulative Realized Losses                  11,164,524.25
            Net Liquidation Losses (Realized Losses)               2,012,600.09
                                                                ----------------
                                                                ----------------
            Ending Cumulative Realized Losses                     13,177,124.34
            Divided by Initial Pool Principal Balance            416,788,877.53
            Cumulative Realized Loss Ratio:                               3.16%      7.00%     PASS



       Should Principal Be Distributed to the Subordinated Certificates?                        NO


The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        ___________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        ___________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance